Exhibit 99.1

Media Contact:	Investor Contact:
Dan Walsh Racepoint Group 781.487.4633 digitalglobe@racepointgroup.com	David Banks DigitalGlobe 303.684.4210 dbanks@digitalglobe.com
DigitalGlobe Announces the Development of WorldView-3
Ball Aerospace and ITT Corporation to Construct Company’s Fourth Digital Imagery Satellite
Longmont, Colo., August 30, 2010 — DigitalGlobe (NYSE: DGI), a leading global content provider of high-resolution earth imagery solutions, today announced that it had contracted Ball Aerospace & Technologies Corporation to build its next imaging satellite, WorldView-3. The company also contracted with ITT Corporation to build the imaging system for WorldView-3. The imaging system will be capable of capturing 8-band multispectral high-resolution imagery. The WorldView-3 satellite is scheduled to be ready for launch in 2014 and will further expand DigitalGlobe’s industry-leading collection capacity, ensuring that DigitalGlobe can meet future assignments while continuing to deliver value-added products that satisfy current customers’ needs for information and insight derived from advanced imagery applications.
“Our business continues to undergo rapid growth as evidenced by recent contract awards,” said Jill Smith, DigitalGlobe chairman and CEO. “Coming on the heels of this important win, this is the absolute right time for development of our third next-generation satellite, which will satisfy growing demand from our government and commercial customers alike. WorldView-3 will greatly increase our already industry-leading collection capacity while enabling us to meet the increased market demand for advanced geospatial data.”
Ball and ITT have previously built the trio of DigitalGlobe satellites currently on orbit including QuickBird launched in 2001, WorldView-1 launched in 2007, and WorldView-2 launched in 2009.
About DigitalGlobe
DigitalGlobe (http://www.digitalglobe.com) is a leading global provider of commercial high-resolution earth imagery products and services. Sourced from our own advanced satellite constellation, our imagery solutions support a wide variety of uses within defense and intelligence, civil agencies, mapping and analysis, environmental monitoring, oil and gas exploration, infrastructure management, internet portals and navigation technology. With our collection sources and comprehensive ImageLibrary (containing more than one billion square kilometers of earth imagery and imagery products) we offer a range of on- and off-line products and services designed to enable customers to easily access and integrate our imagery into their business operations and applications. For more information, please visit www.digitalglobe.com.
DigitalGlobe is a registered trademark of DigitalGlobe.

Forward-Looking Statements
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